UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2015

PLASMATECH BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX                                                                                                75219
       (Address of principal executive offices)                                                                                                (Zip Code)

(214) 905-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Effective January 1, 2015, Steven H. Rouhandeh, 57, has been named unanimously by the Board of Directors of Plasmatech Biopharmaceuticals, Inc. (the “Company”) as the Company’s Executive Chairman, a new executive position created by an amendment to our Bylaws, as described in Item 5.03 below.

Mr. Rouhandeh has been a director and Chairman of the Board since March 4, 2008. He is a Chief Investment Officer of SCO Capital Partners, a group of New York based life sciences funds since 1997. He possesses a diverse background in financial services that includes experience in asset management, corporate finance, investment banking and law. He has been active throughout recent years as an executive in venture capital and as a founder of several companies in the biotech field. His experience also includes positions as Managing Director of a private equity group at Metzler Bank, a private European investment firm and Vice President, Investment Banking at Deutsche Morgan Grenfell.  Mr. Rouhandeh was also a corporate attorney at New York City-based Cravath, Swaine & Moore. Mr. Rouhandeh holds a J.D., from Harvard University Law School, and B.A. Government, Economics, from Southern Illinois University.

(b) Effective January 1, 2015, Stephen B. Thompson, 61, has been named by the Board of Directors as the Company’s Vice President Finance, Chief Accounting Officer, Secretary and Treasurer.

Mr. Thompson was our Vice President from 2000 and our Chief Financial Officer from 1996 until October 31, 2013. From November 1, 2014 until December 31, 2014 he was an accounting consultant to the Company. From 1990 to 1996, he was Controller and Administration Manager of Access Pharmaceuticals, Inc., a private Texas corporation. Previously, from 1989 to 1990, Mr. Thompson was Controller of Robert E. Woolley, Inc., a hotel real estate company where he was responsible for accounting, finances and investor relations. From 1985 to 1989, he was Controller of OKC Limited Partnership, an oil and gas company, where he was responsible for accounting, finances and SEC reporting. Between 1975 and 1985 he held various accounting and finance positions with Santa Fe International Corporation.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

In connection with Mr. Steven H. Rouhandeh’s appointment as Executive Chairman, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws (the “Bylaws Amendment”) to provide for such position and to clarify that the President shall be the Chief Executive Officer unless the Board of Directors appoints another executive as Chief Executive Officer. The Bylaws Amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Bylaws of the Company, effective as of January 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plasmatech Biopharmaceuticals, Inc.
(Registrant)

By:   /s/ Stephen B. Thompson
       ------------------------------
                                                                                                               Stephen B. Thompson
Vice President Finance
Chief Accounting Officer

Date:  January 5, 2015

EXHIBIT INDEX

Exhibit Number

3.1	Amendment to Bylaws of the Company, effective as of January 1, 2015